UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 1, 2020

UNITED STATES COMMODITY INDEX FUNDS TRUST

(Exact name of registrant as specified in its charter)

Delaware	001-34833	27-1537655
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, California 94596

(Address of principal executive offices) (Zip Code)

(510) 522-9600

Registrant's telephone number,

including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered:
Shares of United States Commodity Index Fund	USCI	NYSE Arca, Inc.
Shares of United States Copper Index Fund	CPER	NYSE Arca, Inc.

Item 8.01. Other Events.

SummerHaven Index Management, LLC (“SHIM”), in its capacity as owner, creator and licensor of the SummerHaven Dynamic Commodity Index Total Return (“SDCI”) and the SummerHaven Copper Index Total Return (“SCI”), will revise the SDCI and SCI as described below and in detail in United States Commodity Index Fund’s prospectus, dated December 1, 2020, and United States Copper Index Fund’s prospectus, dated December 1, 2020, respectively, each filed with the Securities and Exchange Commission on December 1, 2020.

Beginning with the commodity selection process that commences on December 24, 2020, SHIM will revise the composition of the SDCI to consolidate the existing six commodity sectors that comprise the index into five sectors. Natural gas futures contracts will be removed from the existing “energy” sector of the SDCI into a new “non-primary sector,” and the energy sector of the SDCI will be renamed  “petroleum” sector and will consist exclusively of crude oil and heating oil futures contracts.  The new non-primary sector will include the natural gas futures contracts and the futures contracts currently included in the “softs” and “livestock” commodity sectors of the SDCI. These revisions to the composition of the SDCI are intended to ensure that the SDCI’s components at any given time represent commodity futures contracts for which there is an active trading market.

Beginning with the commodity selection process that commences on December 31, 2020, the SCI will be revised as follows: the number of futures contracts for copper that are traded on the COMEX (“Eligible Copper Futures Contracts”) will be reduced, and the SCI itself will be comprised of one or three Eligible Copper Futures Contracts. Currently, the SCI can be comprised of two or three Eligible Copper Futures Contracts. In addition, the rebalancing period for the SCI will change from the first four business days of each month to the 11th-14th business days of each month, based on signals used for contract selection on the 10th business day of each month, rather than the last business day of each month. These revisions to the composition of the SCI are intended to ensure that the SCI components at any given time represent copper futures contracts for which there is an active and liquid trading market.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES COMMODITY INDEX FUNDS TRUST
	By:	United States Commodity Funds LLC, its sponsor
	By:	/s/ John P. Love
Date: December 1, 2020
	Name:	John P. Love
	Title:	President and Chief Executive Officer, and Management Director